Nuclear Decommissioning Trust Fund (Tables)	12 Months Ended
Dec. 31, 2019
Regulated Operations [Abstract]
Summary of Aggregate Fair Values and Unrealized Gains And Losses (Including Other-Than-Temporary Impairments) for the Securities Held in The Nuclear Decommissioning Trust Fund
The following table summarizes the aggregate fair values and unrealized gains and losses for the securities held in the trust funds, as well as information about the contractual maturities of those securities.

	As of December 31, 2019				As of December 31, 2018
(In millions, except otherwise noted)	Fair Value	Unrealized Gains	Unrealized Losses	Weighted- average maturities (in years)	Fair Value	Unrealized Gains	Unrealized Losses	Weighted- average maturities (in years)
Cash and cash equivalents	$17	$—	$—	—	$19	$—	$—	—
U.S. government and federal agency obligations	68	4	—	11	46	1	—	12
Federal agency mortgage-backed securities	100	3	—	24	100	1	2	23
Commercial mortgage-backed securities	29	1	1	24	22	—	1	22
Corporate debt securities	109	6	—	11	96	1	2	11
Equity securities	466	324	—	—	376	231	1	—
Foreign government fixed income securities	5	—	—	10	4	—	—	9
Total	$794	$338	$1		$663	$234	$6

Summary of Proceeds From Sales of Available-For-Sale securities and the related realized gains and losses
The following table summarizes proceeds from sales of available-for-sale securities and the related realized gains and losses from these sales. The cost of securities sold is determined using the specific identification method.

	Year Ended December 31,
(In millions)	2019	2018	2017
Realized gains	$18	$17	$22
Realized (losses)	(9)	(13)	(8)
Proceeds from sale of securities	381	513	501